UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2007
Network Communications, Inc.
(Exact name of registrant as specified in its charter)

Georgia	333-134701	58-1404355

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2305 Newpoint Parkway, Lawrenceville, GA 30043
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (770) 962-7220
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Attached hereto is Exhibit 99.1, which is a copy of the press release of Network Communications, Inc. dated July 23, 2007, reporting the company’s financial results for the quarter ended June 17, 2007 and for the comparable period in the prior fiscal year. Exhibit 99.1 is incorporated by reference herein.
The foregoing information is intended to be furnished only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibit — The following exhibit is furnished as a part of this report:

Exhibit	Description
99.1	Press Release dated July 23 2007 reporting financial results for the first quarter ended June 17, 2007, for Network Communications, Inc. and for the comparable period in the prior fiscal year.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK COMMUNICATIONS, INC.
Date: July 24, 2007	By:	/s/ Gerard P. Parker
Gerard P. Parker
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit	Description
99.1	Press Release dated July 23, 2007 reporting financial results for the first quarter ended June 17, 2007, for Network Communications, Inc. and for the comparable period in the prior fiscal year.